Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

The Company did not record a provision for income taxes for the nine months ended September 30, 2019 and 2018 because all of its taxable income is expected to be fully offset by net operating losses generated in prior years. In addition, the Company’s deferred tax assets continue to be subject to a full valuation allowance.

12. Income Taxes

The following table presents domestic and foreign components of income (loss) before income taxes for the periods presented (in thousands):

	December 31,
	2017	2018
United States	$(29,114)	$(36,033)
Foreign	—	(113)

	$(29,114)	$(36,146)

A reconciliation of the statutory U.S. federal rate and effective rate is as follows:

	December 31(1)
	2017	2018
Federal tax	34.0%	21.0%
State, net of federal benefit	—	—
Stock based compensation	(1.0)	(0.6)
R&D credit	2.0	3.68
Change in valuation allowance	(8.0)	(24.13)
Other	—	0.05
Re-measurement of deferred tax assets	(27.0)	—

Income tax expense	0.0%	0.0%

Note:
(1)	For the year ended December 31, 2017, the statutory tax rate was 34%. For the year ended December 31, 2018, as a result of Tax Reform, the statutory tax rate was decreased to 21%.

The Company has not recorded income tax expense or benefit through December 31, 2018 because of the Company’s history of operating losses. The Company has incurred net operating losses for all periods since inception. The Company has not reflected any benefit of such net operating loss carryforwards in the accompanying financial statements. The Company has established a full valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets.

The Tax Cuts and Job Act (the “Act”) was enacted on December 22, 2017. The Act reduces the top U.S. federal corporate tax rate from 34% to 21%, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred, changes the rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017, allows for immediate expensing of fixed asset additions beginning after September 27, 2017 and creates new taxes on certain foreign-sourced earnings. In 2017, the Company was not subject to a one-time transition tax as no foreign accumulated earnings and profits existed.

The Tax Act created a new requirement that global intangible low-taxed income (“GILTI”) earned by the Company’s foreign wholly-owned subsidiary must be included in gross U.S. taxable income. While the Tax Act provides for a modified territorial tax system, beginning in 2018, GILTI provisions will be applied providing an incremental tax on low taxed foreign income. The GILTI provisions require the Company to include in its U.S. income tax return foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary’s tangible assets. During 2018, the Company made an accounting policy election to treat taxes related to GILTI as a current period expense when incurred.

We applied the guidance in Staff Accounting Bulletin No. 118 to reasonably estimate the effects of the 2017 Act and recorded provisional amounts in our financial statements as of December 31, 2017. In 2017, as a result of the signing of the Act, the Company recorded a $7.9 million reduction in our deferred tax assets due to the decrease in the Federal rate along with a corresponding reduction of our valuation allowance. In 2018, we completed our determination of the accounting implications of the 2017 Act and recorded no adjustments to the provisional amounts.

The components of the Company’s deferred tax assets are as follows (in thousands):

	December 31
	2017	2018
Net operating loss carryforwards	$13,635	$20,810
Federal and state tax credits	2,035	3,378
Depreciation and amortization	60	105
Accrued liabilities and reserves	313	448
Stock-based compensation	25	50

Gross deferred tax assets	$16,068	$24,791
Valuation allowance	(16,068)	(24,791)

Net deferred taxes	$—	$—

Realization of deferred tax assets is dependent upon future taxable income, if any. The Company has established a valuation allowance to offset deferred tax assets as of December 31, 2017 and 2018, due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets. The valuation allowance increased by approximately $2.4 million and $8.7 million during the years ended December 31, 2017 and 2018, respectively. The increase in the valuation allowance is mainly related to the increase in net operating loss carryforwards incurred during the respective taxable years

As of December 31, 2017, and 2018, the Company had federal net operating loss carryforwards of approximately $60.9 million and $95.0 million, respectively. The federal NOL carryforwards generated during and after fiscal 2018 totaling $34.1 million are carried forward indefinitely, while all others along with the federal tax credit carryforwards, expire in years beginning in 2035. As of December 31, 2017 and 2018, the Company had approximately $12.1 million and $12.1 million of state net operating loss carryforwards, respectively, which begin to expire in 2035 and are available to offset future taxable income. As of December 31, 2017, and 2018, the Company had research and development tax credit carryforwards of approximately $1.7 million and $2.7 million, and approximately $1.4 million and $2.3 million, available to reduce future federal and state income taxes, respectively. Moreover, as of December 31, 2017 and 2018, the Company recorded federal and state reserves of $0.4 million and $0.7 million and approximately $0.3 and $0.6 million, respectively, as uncertain tax positions as of December 31, 2018. If not utilized, the federal credit carryforwards will begin expiring in 2035. The state credits carry forward indefinitely.

Federal and state laws impose substantial restrictions on the utilization of net operating loss and tax credit carryforwards in the event of an ownership change for tax purposes, as defined in Section 382 of the Internal Revenue Code. As a result of such ownership changes, the Company’s ability to realize the potential future benefit of tax losses and tax credits that existed at the time of the ownership change may be significantly reduced. The Company’s deferred tax asset and related valuation allowance would be reduced as a result. The Company has not yet performed a Section 382 study to determine the amount of reduction, if any. The annual limitation may result in the expiration of net operating losses and credits before utilization. Under the new enacted law, the carryforward period of net operating losses generated from 2018 forward is indefinite; however, the carryforward period for net operating losses generated prior to 2018 remains the same. Therefore, the annual limitation may still result in the expiration of certain net operating losses and tax credit carryforwards before their utilization.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2017 and 2018 resulting primarily from research and development tax credits claimed on the Company’s annual tax returns were as follows (in thousands):

	December 31
	2017	2018
Balance at beginning of year	$360	$789
Additions on tax positions related to prior years	23	19
Additions on tax positions related to current year	406	473

Balance at end of year	$789	$1,281

The Company does not expect that its uncertain tax positions will materially change in the next twelve months. The reversal of uncertain tax benefits would not impact the Company’s effective tax rate as the Company continues to maintain a full valuation allowance against its deferred tax assets. In accordance with ASC 740, the Company would classify interest and penalties related to uncertain tax positions in income tax expense, if applicable. There was no interest expense or penalties related to unrecognized tax benefits through December 31, 2018.

The Company files income tax returns in the United States, the State of California and the State of Colorado. The Company is not currently under examination by income tax authorities in federal, state or other jurisdictions. All tax returns remain open for examination by federal and state authorities.